UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

SPIRIT REALTY CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Street, Suite 300

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Spirit Realty Capital, Inc.	Common Stock, $0.05 par value per share	SRC	New York Stock Exchange
Spirit Realty Capital, Inc.	6.000% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	SRC-A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 22, 2021, Spirit Realty Capital, Inc. (the “Company”) and Spirit Realty, L.P. (the “Operating Partnership”) entered into an underwriting agreement with BofA Securities, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in the underwriting agreement with respect to an underwritten public offering of $450,000,000 aggregate principal amount of the Operating Partnership’s 2.100% Senior Notes due 2028 (the “2028 Notes”) and $350,000,000 aggregate principal amount of the Operating Partnership’s 2.700% Senior Notes due 2032 (the “2032 Notes” and together with the 2028 Notes, the “Notes”), each of which are to be fully and unconditionally guaranteed by the Company. The closing of the sale of the Notes is expected to occur on March 3, 2021, subject to the satisfaction of customary closing conditions.

The 2028 Notes will be issued pursuant to a base indenture (the “Base Indenture”), dated as of August 18, 2016, by and among the Operating Partnership, as issuer, and U.S. Bank National Association, as trustee, to be supplemented by a sixth supplemental indenture (together with the Base Indenture, the “2028 Notes Indenture”), by and among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee, to be dated as of the closing date.

The 2032 Notes will be issued pursuant to the Base Indenture, to be supplemented by a seventh supplemental indenture (together with the Base Indenture, the “2032 Notes Indenture”), by and among the Operating Partnership, as issuer, the Company, as guarantor, and U.S. Bank National Association, as trustee, to be dated as of the closing date. The 2028 Notes Indenture and the 2032 Notes Indenture will be filed with the Securities and Exchange Commission on a subsequent Current Report on Form 8-K.

The Notes are being offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on October 13, 2020 (Registration Nos. 333-249459 and 333-249459-01), a base prospectus, dated October 13, 2020, and a prospectus supplement, dated February 22, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

The Company intends to use the proceeds from the offering of the Notes to repay or repurchase indebtedness, including repaying the Company’s 3.75% convertible notes due 2021 at maturity, repaying $207.1 million of CMBS loans (plus the yield maintenance amounts) and temporarily repaying $259.5 million of borrowings outstanding under the Operating Partnership’s revolving credit facility, and for general corporate purposes, which may include repaying or repurchasing other indebtedness, working capital, acquisitions and capital expenditures. In connection with the repayment of the CMBS loans, the Company expects to pay approximately $25.8 million of yield maintenance and incur a loss on debt extinguishment of approximately $27.5 million (approximately $1.7 million of which will be a non-cash charge associated with the write off of unamortized deferred financing costs). Such loss on debt extinguishment is not expected to impact the Company’s adjusted funds from operations.

The foregoing description of the underwriting agreement is qualified in its entirety by the underwriting agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this Current Report on Form 8-K, the words “estimate,” “anticipate,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “seek,” “approximately” or “plan,” or the negative of these words or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise, and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: industry and economic conditions; volatility and uncertainty in the financial markets, including potential fluctuations in the consumer price index; the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversifying acquisitions or investments; the financial performance of the Company’s retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers; the Company’s ability to diversify its tenant base; the nature and extent of future competition; increases in the Company’s costs of borrowing as a result of changes in interest rates and other factors; the Company’s ability to access debt and equity capital markets; the Company’s ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; the Company’s ability and willingness to renew its leases upon expiration and to reposition its properties on the same or better terms upon expiration in the event such properties are not renewed by tenants or the Company exercises its rights to replace existing tenants upon default; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect the Company or its major tenants; the Company’s ability to manage its expanded operations; the Company’s ability and willingness to maintain its qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended; the Company’s use of proceeds from the Notes offering; the impact on the Company’s business and those of its tenants from epidemics, pandemics or other outbreaks of illness, disease or virus (such as the strain of coronavirus known as COVID-19); and other risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters discussed in the Company’s most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Title

1.1	Underwriting Agreement, dated February 22, 2021, between Spirit Realty Capital, Inc., Spirit Realty, L.P. and BofA Securities, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 23, 2021

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
Michael Hughes
Executive Vice President and Chief Financial Officer